FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

Exhibit10.24AZ

ONE HUNDRED THIRD AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This One Hundred Third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree to the following as of the Effective Date:

1.

A ******* has ****** between the parties regarding a ********* ****** that occurred on ********* *, ****, for a *** **** and ****** **** ****** ****** from **** **** to **** ****, all times eastern standard time (for purposes of this Amendment the “******”).  CSG ****** this ****** did *** ****** *** **** or ******* any ***** ******** under the Agreement.  Customer ****** that the ****** ******* a *********** ****** to ********** ******* to ******* its ***********.  Upon the Effective Date, the parties **** to ****** any ******* or ****** ******* as a result of the ****** ** follows (for purposes of this Amendment the “****** **********”):

a.

CSG agrees to provide Customer **** ** ******* ****** ** *** ********* ****** of $********** which will be applied ******* *** (*) ********* ******** and ********** ********.  The ***** ******* ****** will be ** *** ****** of $********** which shall be ******** ** *** ** ******** and shall ***** ******* the ******* for the *** ******** ********* ********* – ****** ** ******* *** ********** **** *** ******* (CSG document no. 2502577) which includes subsequent change orders.  The ****** ******* ****** will be ** *** ****** of $********* which shall be ******** ** *** ** ******** and shall ***** ******* ** ******* for a ***** ***** *** ***** CSG confirms has already been ordered by CSG.

b.

The parties agree that the ****** ********** shall not ********* ** ********* of ***** or ********** by ****** ***** ******** to the ******.  Therefore, ** ******** for the ************* provided in ********** ** ***** (the “********** ******”), effective upon Customer’s ******* ** **** ******* of the ********** ******, each party agrees to and does ******* ******* the other party, together with the other party’s **** and ******* ********** *********** ******* ************* ********* ********** ************, if any, ***** ********* ********** and ******** ****** ********** ************** and ******** **** and ******* any and *** ****** ****** of ****** and ****** with ******* to the ******.

[Signature Page Follows]

FOIA CONFIDENTIAL TREATMENT REQUEST BY

CSG SYSTEMS INTERNATIONAL, INC.

Exhibit10.24AZ

THIS AMENDMENT is executed as of the day and year last signed below (the “Effective Date").

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/Cesar Beltran	By: /s/ Gregory L. Cannon
Name: Cesar Beltran	Name: Gregory L. Cannon
Title: Vice President	Title: VP & Chief Compliance Officer
Date: December 17, 2015	Date: 12/28/15